UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2017

_____________________________

NORTHERN POWER SYSTEMS CORP.

(Exact name of registrant as specified in its charter)

_____________________________

British Columbia, Canada	000-55184	98-1181717
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

29 Pitman Road

Barre, Vermont 05641

(Address of principal executive offices)

(802) 461-2955

(Registrant’s telephone number, including area code)

None

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Securities Holders.

Results of 2017 Annual General Meeting of Shareholders

On May 25, 2017, Northern Power Systems Corp. (the “Company”) held its Annual General Meeting of Shareholders (the “Annual Meeting”). As of the close of business on April 18, 2017, the record date for the Annual Meeting, there were a total of 23,613,884 common shares outstanding and entitled to vote at the Annual Meeting. The holders of 1,180,694 common shares were required to be present in person or represented by proxy at the Annual Meeting to have a quorum. At the Annual Meeting, 17,431,714 common shares were represented in person or by proxy, therefore a quorum was present. Two proposals were presented and voted on. Set forth below are the final results for all proposals.

First Proposal – Election of Nine Directors

The following nine directors were nominated to serve for one-year terms expiring at the annual general meeting of shareholders to be held in 2018, or until their successors have been duly elected and qualified. The nine directors received the requisite majority of votes cast at the meeting, as indicated below, and were therefore elected to serve as directors of the Company.

Nominee	For	Withheld	Not Voted
Ciel R. Caldwell	16,794,358	0	637,356
Alexander “Hap” Ellis III	16,794,358	0	637,356
Richard Hokin	16,794,358	0	637,356
Kevin Kopczynski	16,794,358	0	637,356
William F. Leimkuhler	16,794,358	0	637,356
Robert L. Lentz	16,794,358	0	637,356
Troy C. Patton	16,793,358	1,000	637,356
John Simon, Ph.D.	16,793,358	1,000	637,356
Gregory Wolf	16,794,358	0	637,356

Second Proposal – Ratification of the Appointment of Independent Registered Public Accountants

The ratification of the appointment of RSM US LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017, was approved by the requisite majority of the votes cast by shareholders at the Annual Meeting, as indicated below:

For: 17,431,714

Against: 0

Abstained: 0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTHERN POWER SYSTEMS CORP.

Date: July 20, 2017	By:	/s/ Ciel R. Caldwell
Name: Ciel R. Caldwell
Title: President and Chief Operating Officer